UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       February 26, 2008

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Arthur Kill Road Staten Island, NY	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

The Company’s common stock has been re-listed on the OTC Bulletin Board.

As of February 26, 2008 the company’s common stock was re-listed on the OTC Bulletin Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date:   February 29, 2008

By: /s/ Andrew Prince

      Andrew Prince

      Chief Executive Officer